UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016 (December 12, 2016)

FREEPORT-McMoRan INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue Phoenix, AZ	85004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 366-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 12, 2016, Freeport-McMoRan Inc. (“FCX”) issued a press release announcing the early results of its previously announced offers to eligible holders to exchange any and all of the outstanding 6.125% Senior Notes due 2019, 6 1⁄2% Senior Notes due 2020, 6.625% Senior Notes due 2021, 6.75% Senior Notes due 2022 and 6 7⁄8% Senior Notes due 2023 (collectively, the “Existing Notes”) issued by Freeport-McMoRan Oil & Gas LLC (“FM O&G”), FCX Oil & Gas LLC and FMSTP Inc., as co-issuers (the “Co-Issuers”), and guaranteed by FCX, for (1) new 6.125% Senior Notes due 2019 (the “2019 Notes”), 6.50% Senior Notes due 2020 (the “2020 Notes”), 6.625% Senior Notes due 2021 (the “2021 Notes”), 6.75% Senior Notes due 2022 (the “2022 Notes”) and 6.875% Senior Notes due 2023 (the “2023 Notes” and, together with the 2019 Notes, the 2020 Notes, the 2021 Notes and the 2022 Notes, the “New Notes”) to be issued by FCX and guaranteed by FM O&G and (2) cash (collectively, the “Exchange Offers”), and of its previously announced solicitation of consents from the holders of the Existing Notes to amend the indentures governing the Existing Notes (collectively, the “Consent Solicitations”).

A copy of the press release announcing the early results of the Exchange Offers and the Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On December 13, 2016, FCX accepted for exchange the Existing Notes that were validly tendered prior to the early tender deadline and not validly withdrawn. In connection with the early settlement of the Exchange Offers, FCX entered into an Indenture, dated as of December 13, 2016 (the “Indenture”), among FCX, Freeport-McMoRan Oil & Gas LLC, as guarantor (“FM O&G”), and U.S. Bank National Association, as trustee (the “Trustee”), and Registration Rights Agreements, dated as of December 13, 2016, with respect to each series of New Notes (each, a “Registration Rights Agreement” and collectively, the “Registration Rights Agreements”), among FCX, FM O&G and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as dealer managers and solicitation agents (the “Dealer Managers”).

The New Notes were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. The New Notes were offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Indenture and New Notes

Pursuant to the Indenture, on December 13, 2016, FCX issued $177,168,000 aggregate principal amount of its 2019 Notes, $551,919,000 aggregate principal amount of its 2020 Notes, $227,640,000 aggregate principal amount of its 2021 Notes, $403,019,000 aggregate principal amount of its 2022 Notes and $726,518,000 aggregate principal amount of its 2023 Notes. The 2019 Notes will mature on June 15, 2019, the 2020 Notes will mature on November 15, 2020, the 2021 Notes will mature on May 1, 2021, the 2022 Notes will mature on February 1, 2022 and the 2023 Notes will mature on February 15, 2023. Interest will accrue on the New Notes on the basis of a 360-day year of twelve 30-day months.

Interest will accrue on the 2019 Notes at a rate of 6.125% per annum, from December 13, 2016 or from the most recent interest payment date (each such date, an “Interest Payment Date”) on which interest has been paid or duly provided for semiannually on June 15 and December 15 of each year, commencing on June 15, 2017, to the persons in whose names such Notes are registered in the security register at the close of business on the June 1 or December 1 preceding the relevant interest payment date, except that interest payable at maturity shall be paid to the same persons to whom principal of such Notes is payable.

Interest will accrue on the 2020 Notes at a rate of 6.50% per annum, from December 13, 2016 or the Interest Payment Date on which interest has been paid or duly provided for semiannually on May 15 and November 15 of each year, commencing on May 15, 2017, to the persons in whose names such Notes are registered in the security register at the close of business on the May 1 or November 1 preceding the relevant interest payment date, except that interest payable at maturity shall be paid to the same persons to whom principal of such Notes is payable.

Interest will accrue on the 2021 Notes at a rate of 6.625% per annum, from December 13, 2016 or the Interest Payment Date on which interest has been paid or duly provided for semiannually on May 1 and November 1 of each year, commencing on May 1, 2017, to the persons in whose names such Notes are registered in the security register at the close of business on the April 15 or October 15 preceding the relevant interest payment date, except that interest payable at maturity shall be paid to the same persons to whom principal of such Notes is payable.

Interest will accrue on the 2022 Notes at a rate of 6.75% per annum from December 13, 2016 or the Interest Payment Date on which interest has been paid or duly provided for semiannually on February 1 and August 1 of each year, commencing on February 1, 2017, to the persons in whose names such Notes are registered in the security register at the close of business on the January 15 or July 15 preceding the relevant interest payment date, except that interest payable at maturity shall be paid to the same persons to whom principal of such Notes is payable.

Interest will accrue on the 2023 Notes at a rate of 6.875% per annum, from December 13, 2016 or the Interest Payment Date on which interest has been paid or duly provided for semiannually on February 15 and August 15 of each year, commencing on February 15, 2017, to the persons in whose names such Notes are registered in the security register at the close of business on the February 1 or August 1 preceding the relevant interest payment date, except that interest payable at maturity shall be paid to the same persons to whom principal of such Notes is payable.

The New Notes will be FCX and FM O&G’s senior unsecured obligations and will rank senior in right of payment to any subordinated indebtedness that FCX or FM O&G may incur in the future and equally in right of payment with all of FCX and FM O&G’s existing and future unsecured and unsubordinated indebtedness.

Optional Redemption. FCX may, at its option, redeem all or part of the 2022 Notes and the 2023 Notes at a make-whole price, plus accrued and unpaid interest, if any, to, but not including, the date of redemption at any time prior to February 1, 2018 in the case of the 2022 Notes and February 15, 2020 in the case of the 2023 Notes. The 2019 Notes, the 2020 Notes and the 2021 Notes are not subject to redemption at a make-whole price.

In addition, FCX may redeem the New Notes at any time and from time to time during the periods set forth in the Indenture at fixed redemption prices, plus accrued and unpaid interest, if any, to the date of redemption. Such redemption prices reflect, in the case of the 2020 Notes and the 2021 Notes, an increase of 0.25% from the Existing Notes for each redemption period other than the final redemption period.

Repurchase upon Change of Control. Upon the occurrence of a change of control triggering event (as defined in the Indenture), each holder of New Notes will have the right to require FCX to purchase all or a portion of such holder’s New Notes pursuant to a change of control offer (as defined in the Indenture), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase, subject to the rights of holders of the New Notes on the relevant record date to receive interest due on the relevant interest payment date.

Other Covenants. The Indenture contains covenants that restrict FCX’s ability, with certain exceptions, to (i) incur debt secured by liens, (ii) engage in sale and leaseback transactions and (iii) merge or consolidate with or into another entity, or sell, transfer or lease all or substantially all of its properties and assets. These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture.

Events of Default. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include non-payment, failure to comply with the special mandatory redemption provisions, breach of other covenants in the Indenture, unenforceability of a guarantee and certain events of bankruptcy, insolvency or reorganization. Generally, if an event of default occurs, the Trustee or holders of at least 25% in aggregate principal amount of the outstanding debt securities of all of the affected series of the New Notes may declare the principal of all debt securities of such affected series immediately due and payable.

The foregoing descriptions of the Indenture and the New Notes do not purport to be complete and are qualified in their entirety by reference to the Indenture and the forms of the New Notes which are attached as Exhibit 4.1 and Exhibits 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Registration Rights Agreements

In connection with the offering of the New Notes, on December 13, 2016, FCX, FM O&G and the Dealer Managers entered into Registration Rights Agreements with respect to each series of New Notes. In each Registration Rights Agreement, FCX and FM O&G have agreed for the benefit of the holders of the applicable series of New Notes to use their reasonable best efforts to (1) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the New Notes for new notes with terms substantially identical in all material respects to the New Notes (except that the exchange notes will not contain terms with respect to transfer restrictions or any increase in annual interest rate), (2) cause the registration statement to be declared effective under the Securities Act and (3) complete the exchange offer described below with respect to the New Notes within 365 days after the issue date of the New Notes.

After the Securities and Exchange Commission (“SEC”) declares the exchange offer registration statement related to the New Notes effective, FCX will offer the exchange notes and the related guarantee in return for the New Notes. The exchange offer will remain open for at least 20 business days (or longer if required by applicable law) after the date FCX mails or makes available notice of the exchange offer to the holders of the New Notes. FCX will use its reasonable best efforts to complete the exchange offer for the New Notes not later than 60 days after the exchange offer registration statement becomes effective.

If FCX determines that a registered exchange offer is not available or may not be completed as soon as practicable after the last date for acceptance of the New Notes for exchange because it would violate any applicable law or applicable interpretations of the staff of the SEC or, if for any reason the exchange offer is not for any other reason completed within 365 days after the issue date of the New Notes, or, in certain circumstances, any Dealer Manager so requests in connection with any offer or sale of New Notes, in each case unless FCX and FM O&G have previously done so, FCX and FM O&G will use their reasonable best efforts to file and to have become effective a shelf registration statement relating to resales of such series of New Notes and to keep that shelf registration statement continuously effective for a period of 18 months from its effectiveness or such shorter period that will terminate when all such New Notes cease to be “registrable securities” (as defined in the Registration Rights Agreements), including when all New Notes covered by the shelf registration statement have been sold pursuant to the shelf registration statement. FCX and FM O&G will, in the event of such a shelf registration, provide to each participating holder of New Notes copies of a prospectus, notify each participating holder of New Notes when the shelf registration statement has become effective and take certain other actions to permit resales of the New Notes.

If a “registration default” (as defined in each Registration Rights Agreement) occurs with respect to New Notes of a particular series that are registrable securities, then additional interest shall accrue on the principal amount of the New Notes of such series that are registrable securities at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such registration default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 0.50% per annum). The additional interest will cease to accrue when the registration default is cured. A registration default occurs with respect to each series of the New Notes if (1) FCX has not exchanged exchange notes for all New Notes validly tendered in accordance with the terms of the exchange offer on or prior to the 365th day after the issuance of New Notes or, if a shelf registration statement is required and has not become effective, on or prior to the later of (a) the 365th day after the issuance of New Notes and (b) the 90th day after delivery of a shelf registration request or (2) if applicable, a shelf registration statement covering resales of the New Notes has become effective and such shelf registration statement ceases to be effective or the prospectus contained therein ceases to be usable for resales of registrable securities at any time during the required effectiveness period, and such failure to remain effective or be usable exists for more than 60 days (whether or not consecutive) in any 12-month period. A registration default is cured with respect to a series of New Notes, and additional interest ceases to accrue on any registrable securities of such series of New Notes, when the exchange offer is completed or the shelf registration statement becomes effective, or when the shelf registration statement again becomes effective or the prospectus again becomes usable, as applicable, or when the New Notes of such series cease to be registrable securities.

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreements which are attached as Exhibits 4.7, 4.8, 4.9, 4.10 and 4.11 to this Current Report on Form 8-K and which are incorporated herein by reference.

The Dealer Managers and their affiliates have, from time to time, provided and/or are currently providing investment banking, commercial banking and financial advisory services to FCX and its affiliates. The Dealer Managers may in the future provide various investment banking, commercial banking and other services to FCX and its affiliates, for which they would receive customary compensation from FCX. In addition, FCX may use all or a portion of the proceeds from asset sales, including the previously announced sale by FM O&G of its Deepwater Gulf of Mexico properties, to prepay or repay a portion of FM O&G’s outstanding indebtedness to FCX and FCX may in turn prepay or repay a portion of FCX’s outstanding indebtedness to its lenders. The Dealer Managers or their affiliates would receive such proceeds to the extent FCX elects to use such proceeds to prepay or repay indebtedness held by the Dealer Managers or their affiliates.

Twentieth Supplemental Indenture

In connection with the receipt of the requisite consents in the Consent Solicitation, on December 13, 2016, the Co-Issuers, FCX, as guarantor, and Wells Fargo, N.A., as trustee, entered into a supplemental indenture (the “Twentieth Supplemental Indenture”) to the indenture governing the Existing Notes, dated as of March 13, 2007, as amended and supplemented, to effect the proposed amendments described in the Offering Memorandum and Consent Solicitation Statement dated November 29, 2016. The Twentieth Supplemental Indenture eliminates certain of the covenants, restrictive provisions and events of default and conforms certain covenants to those in the outstanding notes of FCX.

The foregoing description of the Twentieth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Twentieth Supplemental Indenture which is attached as Exhibit 4.12 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits included as part of this Current Report on Form 8-K are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Freeport-McMoRan Inc.

By:	/s/ Kathleen L. Quirk
Kathleen L. Quirk
Executive Vice President, Chief Financial Officer, & Treasurer (authorized signatory and Principal Financial Officer)

Date: December 13, 2016

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of December 13, 2016, among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and U.S. Bank National Association, as trustee (relating to the 6.125% Senior Notes due 2019, the 6.50% Senior Notes due 2020, the 6.625% Senior Notes due 2021, the 6.75% Senior Notes due 2022, and the 6.875% Senior Notes due 2023).

4.2	Form of 6.125% Senior Notes due 2019 (included in Exhibit 4.1).

4.3	Form of 6.50% Senior Notes due 2020 (included in Exhibit 4.1).

4.4	Form of 6.625% Senior Notes due 2021 (included in Exhibit 4.1).

4.5	Form of 6.75% Senior Notes due 2022 (included in Exhibit 4.1).

4.6	Form of 6.875% Senior Notes due 2023 (included in Exhibit 4.1).

4.7	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.125% Senior Notes due 2019.

4.8	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.50% Senior Notes due 2020.

4.9	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.625% Senior Notes due 2021.

4.10	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.75% Senior Notes due 2022.

4.11	Registration Rights Agreement dated as of December 13, 2016 among Freeport-McMoRan Inc., Freeport-McMoRan Oil & Gas LLC, as guarantor, and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer Managers, relating to the 6.875% Senior Notes due 2023.

4.12	Twentieth Supplemental Indenture dated as of December 13, 2016, among Freeport-McMoRan Oil & Gas LLC, as successor issuer, FCX Oil & Gas LLC, as co-issuer, FMSTP Inc., as additional co-issuer, Freeport-McMoRan Inc., as parent guarantor, and Wells Fargo Bank, N.A., as trustee, to the Indenture dated as of March 13, 2007.

99.1	Press Release dated December 12, 2016 titled “Freeport-McMoRan Announces Early Results of Exchange Offers and Consent Solicitations.”